Rule 497(e)
File Nos. 33-73832 and 811-8268

FOR SHAREHOLDERS OF FIRSTHAND E-COMMERCE FUND

Supplement dated October 1, 2008 to Prospectus dated April 29, 2008

The Board of Trustees of Firsthand Funds, at a meeting held on September 30, 2008, approved the reorganization of Firsthand e-Commerce Fund (“ECF”) into Firsthand Technology Value Fund (“TVF”).  Effective immediately, ECF is closed and will not accept any new investment.  A Notice of a Special Meeting of Shareholders and a combined proxy statement and prospectus seeking shareholder approval for this reorganization will be sent to shareholders in the near future.  If the reorganization is approved by shareholders of ECF, shareholders of ECF, upon the closing of the reorganization, will receive shares of TVF having the same aggregate net asset value as the shares they hold of ECF on the date of the reorganization.